                                 SCHEDULE 14A

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              PAMECO CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                              PAMECO CORPORATION
                               1000 Center Place
                            Norcross, Georgia 30093

                                          June 11, 1999

Dear Shareholder,

  You are invited to attend the 1999 Annual Meeting of Shareholders of Pameco Corporation to be held at 10:00 a.m. on Wednesday, June 30, 1999, at the Four Seasons Hotel, 75 14th Street, Atlanta, Georgia 30309.

  The Annual Meeting will include discussions and voting on the matters set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement and discussion of other business matters properly brought before the meeting.

  Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy in the enclosed envelope.

                                          Cordially,
                                          /s/ James R. Balkcom, Jr.
                                          James R. Balkcom, Jr.
                                          Chairman, President and Chief
                                           Executive Officer

                              PAMECO CORPORATION
                               1000 Center Place
                            Norcross, Georgia 30093

                               ----------------

                   Notice of Annual Meeting of Shareholders

                           To Be Held June 30, 1999

                               ----------------

  You are cordially invited to attend the Annual Meeting of Shareholders of Pameco Corporation ("Pameco" or the "Company") which will be held on June 30, 1999, at 10:00 a.m., local time, at the Four Seasons Hotel, 75 14th Street, Atlanta, Georgia 30309, for the following purposes:

    (1) To elect the five members of the Board of Directors, consisting of two directors to be elected by the holders of the Company's Class A Common Stock and three directors to be elected by the holders of the Company's Class B Common Stock;

    (2) To ratify the Pameco Corporation 1999 Stock Award Plan;

    (3) To approve the Chairman Compensation Plan; and

    (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

  Shareholders of record at the close of business on May 14, 1999 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

  It is desirable that your shares be represented at the meeting regardless of the number of shares you may hold. Whether or not you plan to attend the meeting in person, please complete and return the enclosed proxy in the envelope provided. If you attend the meeting, you may revoke your proxy and vote in person.

                                          By Order of the Board of Directors
                                          /s/ Mary M. McCulley
                                          Mary M. McCulley
                                          Assistant Secretary

Norcross, Georgia
June 11, 1999

                              PAMECO CORPORATION
                               1000 Center Place
                            Norcross, Georgia 30093

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

Proxy Solicitation

  This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about June 11, 1999, by the Board of Directors of Pameco Corporation (the "Company") in connection with the solicitation of proxies for Class A and Class B Common Stock for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Four Seasons Hotel, 75 14th Street, Atlanta, Georgia 30309, on June 30, 1999, at 10:00 a.m., local time, and at all adjournments or postponements thereof. The Company will pay all expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. In addition to solicitation by mail, certain officers and directors of the Company, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. The closing price of the Company's Class A Common Stock as reported on the New York Stock Exchange on May 14, 1999, was $6.9375 per share. There is no public market for the Class B Common Stock, but shares of Class B Common Stock are convertible on a share-for-share basis into shares of Class A Common Stock.

Purposes of Annual Meeting

  The principal purposes of the Annual Meeting are to: (1) elect the five members of the Board of Directors, two directors to be elected by the holders of the Company's Class A Common Stock and three directors to be elected by the holders of the Company's Class B Common Stock, (2) ratify the Pameco Corporation 1999 Stock Award Plan, (3) approve the Chairman Compensation Plan, and (4) transact such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors knows of no matters (other than those stated above) to be brought before the Annual Meeting.

Voting Rights

  If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained in it. If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders" and in such manner as the proxyholders named on the card determine in their discretion with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. Any proxy given pursuant to this solicitation may be revoked by: (1) filing written notice of revocation with the Secretary of the Company before the vote of shareholders,
(2) filing a duly executed proxy bearing a later date with the Secretary of the Company before the vote of shareholders, or (3) attending the Annual Meeting and voting in person.

  The Board of Directors has fixed the close of business on May 14, 1999, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and all adjournments or postponements thereof. As of the close of business on May 14, 1999, the Company had outstanding 5,395,678 shares of Class A Common Stock, 3,792,926 shares of Class B Common Stock, and no shares of Preferred Stock. On all matters to come before the Annual Meeting, each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes, except with respect to: (1) the election of directors, (2) certain "Going Private Transactions" (as defined in the Company's Articles of Incorporation), none of which is anticipated by the Board of Directors to be brought before the Annual Meeting, and (3) any other matters required by law. Holders of Class A and Class B Common Stock will vote together as a single voting group on all matters anticipated to come before the Annual Meeting, except the election of directors, where holders of Class A Common Stock, voting as a separate class, are entitled to elect two of the Company's directors, and holders of Class B Common Stock, voting as a separate class, are entitled to elect the remaining directors. The presence in person or by proxy of shares representing a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of such voting group with regard to that matter. The Company's Articles of Incorporation do not authorize cumulative voting.

  Pursuant to the Company's Bylaws, the election of directors requires a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The Bylaws provide that all other matters brought before the Annual Meeting shall be approved if the votes cast within the applicable voting group favoring the action exceed the votes cast opposing the action. Abstentions and broker non-votes will be counted in determining whether a quorum of the relevant voting group is present, but will not affect the outcome of a vote on any matter other than the election of directors. With respect to the election of directors, abstentions and broker non-votes are effectively counted as votes against the election of the relevant director.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  Holders of the Class A and Class B Common Stock, voting as separate classes, will elect two directors and three directors, respectively. The five persons named below have been nominated to serve on the Board of Directors until the 2000 Annual Meeting of Shareholders (or until such time as their respective successors are elected and qualified). Each nominee, except Mr. de Vogel, is currently a director of the Company. The Board of Directors has no reason to believe that the persons named below as nominees for directors will be unable or will decline to serve if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, the proxy may be voted by the proxyholders with discretionary authority for the substitute or substitutes designated by the Board of Directors.

Nominees for Election by Holders of the Class A Common Stock as Directors

      Richard A. Bearse                        Philip M. Pfeffer

  The Board of Directors recommends that shareholders vote FOR the election of the nominees.

Nominees for Election by Holders of the Class B Common Stock as Directors

                             James R. Balkcom, Jr.
                             Willem F. P. de Vogel
                                  Earl Dolive

  The Board of Directors recommends that shareholders vote FOR the election of the nominees.

Directors and Executive Officers

  Certain information regarding the directors and key employees of the Company is set forth in the table below.

             Name           Age                           Position
             ----           ---                           --------
   James R. Balkcom, Jr....  55 Chairman of the Board, President and Chief Executive Officer
   Jerry W. Bowman.........  48 Executive Vice President and Chief Operating Officer
   Theodore R. Kallgren....  37 Chief Financial Officer, Vice President and Secretary
   Jeffrey S. Ruege........  44 Vice President and General Manager-Strategic Business Units
   Richard A. Bearse.......  60 Director
   Willem F.P. de Vogel....  48 Nominee for Director
   Earl Dolive.............  81 Director
   Philip M. Pfeffer.......  54 Director

  James R. Balkcom, Jr. has been a Director of the Company since February 1996, Chairman of the Board since May 1996, and President and Chief Executive Officer since January 1999. Mr. Balkcom also is self-employed with J.R. Balkcom Associates, Inc., a strategic planning consulting firm. Mr. Balkcom served from 1977 until December 1997 in one or more of the following capacities at Techsonic Industries, Inc., a manufacturer of consumer marine electronics: Chairman, President and Chief Executive Officer. Mr. Balkcom was the Chairman of Techsonic Industries, Inc. until December 1997. Mr. Balkcom is also currently a director of Century South Banks Inc., a Georgia-based bank holding company.

  Jerry W. Bowman joined the Company as Executive Vice President and Chief Operating Officer in April 1998. From May 1974 to March 1998, Mr. Bowman was employed by Ryder Integrated Logistics, a division of Ryder System, Inc., where his most recent position was Senior Vice President--North America.

  Theodore R. Kallgren joined the Company in May 1988, and has been Vice President and Chief Financial Officer of Pameco since March 1994. Mr. Kallgren also served as Vice President of Finance of MLX Corp., a former affiliate of the Company ("MLX"), from March 1991 to March 1994, and as Secretary of MLX from March 1994 to April 1997. Prior to joining Pameco, Mr. Kallgren was employed by Ernst & Whinney from 1984 to 1988. Mr. Kallgren resigned his position with the Company, effective May 31, 1999, to pursue other interests.

  Jeffrey S. Ruege joined the Company in March 1988, was named Vice President and General Manager--HVAC Operations in September 1996, and since July 1997 has served as Vice President and General Manager--Strategic Business Units. Before September 1996, Mr. Ruege supervised the development of sales, marketing and key accounts. Prior to joining Pameco, Mr. Ruege was employed by Rockwell International from 1979 to 1988.

  Richard A. Bearse has been Chairman and Chief Executive Officer of Beacon Group, a diversified holding company, since January 1998. From June 1995 to December 1997, Mr. Bearse was employed by United Dominion, a diversified manufacturing company, where his last position was Senior Vice President-- Mergers & Acquisitions. Mr. Bearse joined United Dominion when it acquired Flair Corp., a manufacturer of air filtration and dehydration systems, where he had been employed since January 1991. Mr. Bearse was President and Chief Executive Officer of Flair Corp. at the time of the United Dominion acquisition. Mr. Bearse has also held sales and marketing positions at B.F. Goodrich, Westinghouse Air Brake and Munsingwear. Mr. Bearse was elected to the Board of Directors of Pameco Corporation in August 1997.

  Willem F.P. de Vogel is President of Three Cities Research, Inc. ("TCR"), a firm engaged in the investment and management of private capital. Mr. de Vogel has been the President of TCR since 1982 and was previously a Director of the Company from 1992 until 1996. Mr. de Vogel also serves as a director of Computer Associates International, Inc. and Morton Industrial Group, Inc.

  Earl Dolive has been a Director of the Company since 1993. Mr. Dolive retired as Vice-Chairman of Genuine Parts Company in 1989 after 52 years of service. Mr. Dolive was President of the National Automotive Parts Association ("NAPA") in 1970 and 1971. Mr. Dolive also serves as a director of Aaron Rents and Exide Corporation, and is a director emeritus of Genuine Parts Company.

  Philip M. Pfeffer was Chief Executive Officer of Borders Group, Inc., a retailer of books, music and videos, from November 1998 until April 1999. From 1996 to 1998, Mr. Pfeffer was President and Chief Operating Officer of Random House, Inc., the world's largest English-language publisher. Between 1977 and 1996, Mr. Pfeffer held a variety of positions with Ingram Distribution Group, Inc. and its affiliates. Most recently, Mr. Pfeffer was Chairman of the Board and Chief Executive Officer. Mr. Pfeffer was previously a Director of the Company from February 1996 until August 1996, and was again elected to the Board of Directors in September 1998.

Board of Directors Meetings and Committees

  The Board of Directors held nine meetings during the fiscal year ending February 28, 1999 ("Fiscal 1999"). All incumbent directors attended more than 75% of the aggregate number of meetings of the Board of Directors and those board committees on which they served in Fiscal 1999, except Mr. Bulkin, who attended 73.0% of such meetings, and Mr. Weld, who attended 60.0% of such meetings. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee, and may form other committees from time to time as circumstances warrant. Such committees will have authority and responsibility as delegated by the Board of Directors. The Strategic Planning Committee, which held only one meeting during Fiscal 1999, has been discontinued.

  The Audit Committee makes recommendations concerning the engagement of the Company's independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. Directors Braswell, Dolive and Wagner are members of the Audit Committee. During Fiscal 1999, the Audit Committee met two times.

  The Compensation Committee administers the Company's stock option plans and recommends compensation for the Company's executive officers. The Compensation Committee is comprised of Directors Bulkin (Chairman), Dolive and Wagner. During Fiscal 1999, the Compensation Committee met one time.

  The Nominating Committee selects potential candidates for director and recommends candidates to the Board. It also makes recommendations to the Board concerning the structure and membership of the other Board Committees. Until January 1999, the Nominating Committee consisted of Directors Wagner (Chairman), Balkcom, Bearse and Gurbacki. Mr. Gurbacki resigned from the Committee in January 1999 and has not been replaced. The Nominating Committee met two times in Fiscal 1999. This committee will consider shareholder nominations for members of the Board of Directors sent in the manner prescribed by the Company's Bylaws to James R. Balkcom, Jr., Chairman, Pameco Corporation, 1000 Center Place, Norcross, Georgia 30093.

  The Strategic Planning Committee reviewed and made recommendations regarding the Company's stated strategic objectives. The Strategic Planning Committee consisted of Directors Balkcom, Braswell, Bulkin, Gurbacki and Weld. During Fiscal 1999, the Strategic Planning Committee met one time.

Share Ownership of Management and Certain Beneficial Owners

  The following table sets forth certain information, as of May 14, 1999, regarding shares of Common Stock of the Company owned of record or known to the Company to be owned beneficially by each director and nominee for director, each executive officer named in the Summary Compensation Table in this Proxy Statement, all directors and executive officers as a group, and each person known to beneficially own more than five percent of either class of the Company's outstanding Common Stock. Except as set forth in the footnotes to the table below, each of the shareholders identified in the table below has sole voting and investment power over the shares beneficially owned by such person.

  As of the close of business on May 14, 1999, the Company had outstanding 5,395,678 shares of Class A Common Stock, 3,792,926 shares of Class B Common Stock and no shares of Preferred Stock.

                          Class A Common Stock      Class B Common Stock
                          ------------------------- --------------------- Percent of Percent of
                          Beneficial     Percent of Beneficial Percent of   Voting     Shares
  Beneficial Owner(1)     Ownership       Class A   Ownership   Class B     Power    Outstanding
  -------------------     ----------     ---------- ---------- ---------- ---------- -----------

James R. Balkcom, Jr....    267,131(8)       5.0%        --        --           *        2.9%

Richard A. Bearse.......      9,750(9)         *         --        --           *          *

G. Thomas Braswell......     16,000(10)        *         --        --           *          *

Michael H. Bulkin.......     28,500(11)        *         --        --           *          *

Willem F.P. de Vogel....    128,679(12)      2.3%    122,379       3.2%       2.8%       1.4%

Earl Dolive.............      5,375(13)        *         --        --           *          *

Gerald V. Gurbacki......    286,251(14)      5.1%        --        --           *        3.0%

Philip M. Pfeffer.......     20,000(15)        *         --        --           *          *

H. Whitney Wagner.......    114,819(16)      2.1%    112,519       3.0%       2.6%       1.2%

Thomas G. Weld..........     29,860(17)        *      28,860         *          *          *

Jerry W. Bowman.........    169,999(18)      3.1%        --        --           *        1.8%

Theodore R. Kallgren....     34,170(19)        *         --        --           *          *

Jeffrey S. Ruege........     51,915(20)      1.0%        --        --           *          *

Mark L. Davison.........      3,892            *         --        --           *          *

Richard J. Marshuetz....     10,959            *         --        --           *          *

Directors and Executive
 Officers as a group (15
 persons)...............  1,177,300         19.2%    263,758       7.0%       8.1%      12.3%

Bank One
 Corporation(2)(22).....    311,200          5.8%        --        --           *        3.4%

Capital Guardian Trust
 Company(3)(22).........    322,500          6.0%        --        --           *        3.5%

The Kaufmann Fund,
 Inc.(4)(22)............    474,200          8.8%        --        --         1.1%       5.2%

Goldman, Sachs & Co.
 (5)(22)................    543,700         10.1%        --        --         1.3%       5.9%

Quilvest American Equity
 Ltd.(6)(22)............  1,850,000(21)     29.6%    846,217      22.3%      21.8%      20.1%

Wellington Management
 Company LLP(7)(22).....    453,400          8.4%        --        --         1.0%       4.9%

--------
 (*) Represents less than one percent of the outstanding Class A Common Stock,
     Class B Common Stock, Voting Power or Total Shares Outstanding.
(1) Unless otherwise indicted, the address of the persons named above is care of Pameco Corporation, 1000 Center Place, Norcross, Georgia 30093.
(2) The address of Bank One Corporation is One First National Plaza, Chicago, Illinois 60670.

 (3) The address of Capital Guardian Trust Company is 11100 Santa Monica Boulevard, Los Angeles, California 90025.
 (4) The address of The Kaufmann Fund, Inc. is 140 East 45th Street, 43rd Floor, New York, New York 10017.
 (5) The address of Goldman, Sachs & Co. is 85 Broad Street, New York, NY
     10004.
 (6) The address of Quilvest American Equity Ltd. is P. O. Box 71, Road Town, Tortola, British Virgin Islands.
 (7) The address of Wellington Management Company LLP is 75 State Street, Boston, Massachusetts 02109.
 (8) Includes 35,113 shares held by Mr. Balkcom's wife. Mr. Balkcom disclaims beneficial ownership of the shares owned by his wife. Also includes 110,000 shares of restricted Class A Common Stock that are subject to forfeiture. See "Employment and Change of Control Agreements".
 (9) Includes currently exercisable options to purchase 8,750 shares.
(10) Includes currently exercisable options to purchase 15,000 shares.
(11) Includes 12,500 shares held in joint tenancy with Mr. Bulkin's wife, and currently exercisable options to purchase 15,000 shares.
(12) Includes 6,300 shares held by Mr. de Vogel's minor children and 122,379 shares of Class B Common Stock that are convertible on a one-to-one basis to Class A Common Stock. Mr. de Vogel shares voting and dispositive powers with respect to the shares held by his minor children with his wife.
(13) Includes currently exercisable options to purchase 2,500 shares.
(14) Includes currently exercisable options to purchase 209,375 shares.
(15) Includes 6,000 shares held by Mr. Pfeffer's wife. Mr. Pfeffer disclaims beneficial ownership of the shares owned by his wife. Includes currently exercisable options to purchase 2,500 shares.
(16) Includes 112,519 shares of Class B Common Stock that are convertible on a one-to-one basis to Class A Common Stock.
(17) Includes 28,860 shares of Class B Common Stock that are convertible on a one-to-one basis to Class A Common Stock.
(18) Represents currently exercisable options to purchase the number of shares of Class A Common Stock shown.
(19) Includes 1,600 shares held jointly with Mr. Kallgren's wife and currently exercisable options to purchase 9,375 shares.
(20) Includes currently exercisable options to purchase 13,340 shares.
(21) Includes 846,217 shares of Class B Common Stock that are convertible on a one-to-one basis to Class A Common Stock.
(22) Has indicated in filings with the Securities and Exchange Commission that all shares are held for investment purposes only and not with the intent of effecting a change of control.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth a summary of annual and long-term compensation paid or accrued by the Company for services rendered to the Company in the previous three fiscal years by all persons who served as the Company's Chief Executive Officer during Fiscal 1999 and the five other most highly compensated executive officers (the "named executive officers") whose total individual salary and bonus exceeded $100,000 during Fiscal 1999.

                                                        Long-term
                                                       Compensation
                                Annual Compensation       Awards
                                -------------------    ------------
                                                        Securities
   Name and Principal    Fiscal                         Underlying   All Other
        Position          Year   Salary    Bonus       Options (#)  Compensation
   ------------------    ------ -------- ----------    ------------ ------------
James R. Balkcom, Jr....  1999  $212,500        --           --       $200,000(2)
 Chief Executive Officer
  and Director(1)         1998  $161,634        --           --       $ 20,000(3)

Gerald V. Gurbacki......  1999  $400,000        --           --       $274,642(5)
 Chief Executive Officer
  and Director(1)         1998  $399,892 $  125,000          --       $147,526(6)
                          1997  $310,512 $1,250,000(4)   515,625      $    369(7)

Jerry W. Bowman.........  1999  $287,500 $  200,000      175,000      $  4,324(7)
 Chief Operating Officer

Theodore R. Kallgren....  1999  $158,302        --        25,000      $  1,134(7)
 Chief Financial
  Officer, Vice
  President and           1998  $138,678 $   32,655          --       $    469(7)
 Secretary                1997  $121,385 $  187,411(4)     9,375           --

Mark L. Davison.........  1999  $167,180        --        25,000      $    704(7)
 Chief Information
  Officer(8)              1998  $140,947 $   45,528       10,000      $    132(7)
                          1997  $ 83,077 $   98,771(4)     9,375           --

Jeffrey S. Ruege........  1999  $173,982 $   17,800       25,000      $  1,005(7)
 Vice President and
  General Manager--       1998  $141,193 $   40,606       10,000      $    173(7)
 Strategic Business
  Units                   1997  $122,714 $  174,326(4)     9,375        $   29(7)

Richard J. Marshuetz....  1999  $137,539        --       100,000      $ 17,380(7)
 Executive Vice
  President(9)

--------
 (1) Mr. Gurbacki served as the Company's Chief Executive Officer until January 1999, at which time Mr. Balkcom was named to such position.
 (2) Represents portion of indebtedness to the Company that was forgiven as of January 8, 1999. See "Certain Relationships and Related Transactions".
 (3) Represents gain realized upon the exercise of non-qualified stock options.
 (4) Includes bonuses granted pursuant to the Company's bonus plan and a one-time special cash bonus, which accrued in fiscal 1997, although a percentage of the bonus may not be paid until subsequent fiscal years.
 (5) Represents $2,642 in life insurance premiums paid by the Company and $272,000 realized upon the exercise of non-qualified stock options.
 (6) Represents $1,526 in life insurance premiums paid by the Company and $146,000 realized upon the exercise of non-qualified stock options.
 (7) Represents life insurance premiums paid by the Company.
 (8) Mr. Davison was employed by the Company until February 1999.
 (9) Mr. Marshuetz was employed by the Company until January 1999.
(10) Includes $14,331 in reimbursement of relocation expenses and $3,049 in life insurance premiums paid by the Company.

Options Granted in Last Fiscal Year

  The following table summarizes certain information regarding stock options to purchase Class A Common Stock granted to the named executive officers during Fiscal 1999. No options were granted to purchase shares of Class B Common Stock.

                                                                        Potential Realizable
                                                                          Value at Assumed
                                                                        Annual Rates of Stock
                                                                         Price Appreciation
                                      Individual Grants                    for Option Term
                         ---------------------------------------------- ----------------------
                         Number of     Percent of
                         Securities   Total Options Exercise
                         Underlying    Granted to   or Base
                          Options     Employees in   Price   Expiration
         Names            Granted      Fiscal Year   ($/Sh)     Date        5%        10%
         -----           ----------   ------------- -------- ---------- ---------- -----------
Jerry W. Bowman.........  175,000(1)      36.1%     $19.6250  04/05/03         --         --
Theodore R. Kallgren....   25,000(2)       5.2%     $19.4375  06/24/03         --         --
Jeffrey S. Ruege........   25,000(2)       5.2%     $19.4375  06/24/03         --         --

--------
(1) Granted pursuant to Employee Stock Option Plan (Plan I). Options have a term of five years and vest incrementally over a three year period beginning April 5, 1998.
(2) Granted pursuant to Employee Stock Option Plan (Plan I). Options have a term of five years and vest June 25, 2001.

Aggregated Option Exercises and Fiscal Year-End Option Values

  The following table provides certain information about stock options exercised by the named executive officers in Fiscal 1999 and the year-end values of stock options held by the named executive officers on February 28, 1999. All information relates to shares of Class A Common Stock.

                                                     Number of Securities
                                                          Underlying           Value of Unexercised
                                                    Unexercised Options at    In-the-Money Options at
                            Shares                    Fiscal Year-End (#)       Fiscal Year End ($)
                         Acquired on     Value     ------------------------- -------------------------
         Names           Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
         -----           ------------ -----------  ----------- ------------- ----------- -------------
Gerald V. Gurbacki......   229,375     $569,579      209,375         --        $60,195        --
Jerry W. Bowman.........        --          --        99,999      75,001           --         --
Theodore R. Kallgren....     4,562     $ 41,042        9,375      25,000           --         --
Jeffrey S. Ruege........     4,578     $ 28,877       13,340      28,334           --         --

Director Compensation

  The Company currently pays each non-employee director, other than directors employed by TCR, fees of $2,500 per board meeting attended in person (or $250 per meeting in which they participate by telephone) and $1,000 per committee meeting attended. Only one fee is paid if a committee meeting is held in conjunction with a full board meeting. Directors are reimbursed for their out-of-pocket expenses incurred in connection with their service on the Board of Directors. In addition, in Fiscal 1998, the Company entered into an agreement to pay Mr. Balkcom $175,000 in exchange for his agreement to devote approximately 65.0% of his time to the Company's business.

  It is the Company's policy to grant to eligible non-employee Directors non-qualified options to purchase shares of Class A Common Stock under the Company's Non-Employee Directors Stock Option Plan (the "Directors Plan") administered by the Company's Compensation Committee. Options to purchase 2,500 shares of Class A Common Stock are awarded twice a year upon the release of the fiscal year results and upon the release of the fiscal second quarter results. On September 24, 1998, the Company granted each of Messrs. Bearse, Braswell, Bulkin, Dolive and Pfeffer options to acquire 2,500 shares of Class A Common Stock under the Directors Plan at an exercise price of $16.00 per share. Additionally, 1,000 shares of unrestricted Class A Common Stock are granted to each eligible non-employee Director annually on the date of the annual shareholders' meeting. Messrs. Bearse, Braswell, Bulkin and Dolive each received 1,000 shares of Class A Common Stock on June 25, 1998.

Compensation Committee Report

  The Compensation Committee of the Board of Directors, a committee composed entirely of non-officer and non-employee directors, is responsible for administering the Company's Employee Stock Option Plans and the Directors Plan, and for recommending the compensation of the Company's executive officers. All decisions by the Compensation Committee, except the administration of and grants under the Company's Employee Stock Option Plans, are subject to review and approval by the full Board of Directors.

  The Company's executive compensation philosophy and specific compensation plans tie a significant portion of each executive's compensation to the Company's success in meeting specific profit, growth and performance goals.

  The Company's compensation objectives include attracting and retaining the best possible executive talent, motivating executive officers to achieve the Company's performance objectives, rewarding individual performance and contributions, and linking executives' and shareholders' interest through equity based plans.

  The Company's executive compensation consists of three key components: base salary, annual incentive compensation and stock options, each of which is intended to complement the others and, taken together, to satisfy the Company's compensation objectives. The Compensation Committee's policies with respect to each of the three components are discussed below.

  Base Salary. In the early part of each fiscal year, the Compensation Committee reviews the base salary of the Chief Executive Officer ("CEO") and the recommendation of the CEO with regard to the base salary of all other executive officers of the Company and approves, with any modifications it deems appropriate, annual base salaries for each of the executive officers. Recommended base salaries of the executive officers, other than the CEO, are based on an evaluation of the individual performance of the executive officer, including satisfaction of annual objectives. The recommended base salary of the CEO is based on achievement of the Company's annual goals relating to financial objectives, including earnings growth and return on capital employed, and an evaluation of individual performance.

  Recommended base salaries of the executive officers are also based in part upon an evaluation of the salaries of those persons holding comparable positions at comparable companies.

  Annual Incentive Compensation. The Company's CEO is entitled to participate in an incentive bonus plan which provides for the payment of annual bonuses in cash based on the relative success of the Company in attaining certain financial objectives established from time to time by the Compensation Committee and/or the Board of Directors. The Compensation Committee will consider incentive payments to the CEO of up to 100% of his annual base salary. No incentive payment was made to the CEO for Fiscal 1999. As described in Proposal 3, for the fiscal year ending February 29, 2000 ("Fiscal 2000"), the Chairman is eligible for an annual bonus equal to eight percent of the difference between pre-tax earnings for the fiscal year minus ten percent of the shareholders' equity at the beginning of the year. The Chairman's maximum bonus potential for Fiscal 2000 is $500,000.

  The Company's remaining executive officers (other than the CEO) are entitled to participate in a discretionary incentive bonus plan which provides for the payment of annual bonuses in cash, stock or a combination thereof, based on the guidelines described below. The Compensation Committee will consider aggregate incentive cash and stock bonus payments to the executive officers, as a group, of up to 50% of the aggregate annual executive base salaries, and will consider bonus payments to be paid in stock in excess of 50% of the aggregate annual executive base salaries. In aggregate, in the twelve months ended February 28, 1999, the Compensation Committee awarded executive cash bonuses under this plan equal to approximately 23.6% of the aggregate executive base salaries.

  The Compensation Committee has set the following guidelines: a bonus pool of approximately 50% of the aggregate executive base salaries is created based on growth in operating earnings. Distribution of approximately

90% of the pool is based on the achievement by the Company of certain financial objectives including (1) revenue increase, (2) inventory turns and
(3) operating profit. The balance of the pool (approximately 10%) is distributed based on subjective factors which may include such items as development of the management team and overall shareholder satisfaction with management.

  Stock Options. The primary objective of the stock option program is to link the interests of the executive officers and other selected employees of the Company with those of the shareholders through significant annual grants of stock options. The aggregate number of options recommended by the Compensation Committee is based on practices of the same comparable companies utilized for determining base salary, while actual stock option grants reflect each individual's expected long-term contribution to the success of the Company. The Compensation Committee made the following grants of stock options to named executive officers in Fiscal 1999:

                                               Date of
                   Name                         Grant                               Shares
                   ----                        --------                             -------
           Jerry W. Bowman                     04/05/98                             175,000
           Theodore R. Kallgren                06/25/98                              25,000
           Jeffrey S. Ruege                    06/25/98                              25,000

  Stock Purchase Plan. The named executive officers and certain other qualified employees of Pameco and its subsidiaries are also eligible to purchase shares of Class A Common Stock on a quarterly basis through payroll deductions under the Company's Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan is administered by the Employee Stock Purchase Plan Administration Committee, which is designated by the Board of Directors and is currently comprised of Paul K. Bois, Theodore R. Kallgren and Mary M. McCulley. The price to be paid for a share of Class A Common Stock under the plan is 85% of the Fair Market Value (as defined in the Stock Purchase Plan) of a share of Class A Common Stock. The amount of any participant's payroll deductions made pursuant to the Stock Purchase Plan may not exceed ten percent of such participant's total annual compensation and may not exceed $25,000 per year. A maximum of 500,000 shares of Class A Common Stock, including a maximum of 100,000 shares in any calendar year, may be issued under the Stock Purchase Plan. The Stock Purchase Plan may be terminated or amended by the Company's Board of Directors; provided, however, that no such amendment shall (1) disqualify the Stock Purchase Plan under Section 423 of the Internal Revenue Code; (2) increase the aggregate number of shares of Class A Common Stock which may be purchased pursuant to the Stock Purchase Plan or (3) change the designation of corporations whose employees may participate in the Stock Purchase Plan. Any amendment to the Stock Purchase Plan which would effect the actions described in clauses (2) or (3) above must be approved by the Company's shareholders. The Stock Purchase Plan is intended to qualify under
Section 421 and 423 of the Internal Revenue Code. In accordance therewith, no income will be recognized by a participant when shares are acquired pursuant to the Stock Purchase Plan. With certain exceptions, when a participant disposes of such shares, he or she will recognize a capital gain equal to the difference between the acquisition price and the amount realized on such disposition. The Company will not be allowed a deduction with respect to any shares transferred to a participant pursuant to the Stock Purchase Plan. The following named executive officer acquired shares under the Stock Purchase Plan during Fiscal 1999:

                   Name                                                 Shares
                   ----                                                 ------
           Theodore R. Kallgren                                         1,321

  This report is submitted by the members of the Compensation Committee of the Board of Directors:

                            Compensation Committee

                          Michael H. Bulkin, Chairman
                                  Earl Dolive
                               H. Whitney Wagner

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

  No member of the Compensation Committee was, during Fiscal 1999, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries.

  H. Whitney Wagner, a member of the Compensation Committee, is a Managing Director of TCR. The Company has entered into an Advisory Agreement with TCR pursuant to which the Company has agreed to pay TCR a fee of $50,000 per annum for advisory services and to reimburse TCR for out-of-pocket expenses approved in advance, for a five year period ending on February 28, 2002. See "Certain Relationships and Related Transactions".

  During Fiscal 1999, no executive officer of the Company served as: (1) a member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such a committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, (2) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, or (3) a member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such a committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

Employment and Change of Control Agreements

  On January 13, 1999, the Company and Mr. Gurbacki entered into a Retirement Agreement and General Release. Mr. Gurbacki retired as of January 8, 1999 and is eligible to receive supplemental retirement pay in an aggregate amount of $800,000, paid in equal installments over the next two years. Mr. Gurbacki elected to receive coverage (at his expense, except during the period he receives retirement pay) for himself and his dependents under the Company's group health plan until the earlier of (a) Mr. Gurbacki's sixty-fifth birthday or (b) his becoming eligible to participate in a group health plan sponsored by another employer. Additionally, Mr. Gurbacki was required to exercise one-half of his remaining stock options (209,375 shares) by March 4, 1999 or forfeit such options to the Company. He will have until January 7, 2001 to exercise the remaining stock options for 209,375 shares or forfeit such options to the Company. Mr. Gurbacki is prohibited from post-separation competition with the Company for a period of two years from his retirement date.

  As of January 11, 1999, Mr. Balkcom agreed to expand his role by assuming the title of President and Chief Executive Officer, while also maintaining his position as Chairman of the Board of Directors. Mr. Balkcom's compensation has been increased to $500,000 per year for a term of three years, with a bonus potential of $500,000 per year, payable in cash. Additionally, under certain conditions, the Company has agreed to forgive Mr. Balkcom's indebtedness to the Company over a period of time. See "Certain Relationships and Related Transactions" and Proposal 3--"Approval of the Pameco Corporation Chairman Compensation Plan".

  Mr. Balkcom received a restricted stock award comprised of 200,000 shares of restricted Class A Common Stock on May 6, 1999. The stock vests incrementally over a three year period and is subject to forfeiture if Mr. Balkcom is not employed as Chief Executive Officer of the Company until January 1, 2002.

  The Company has agreed with Mr. Bowman that in the event his employment is terminated without cause, or is terminated due to a change in control of the Company, Mr. Bowman will be entitled to severance in an amount equal to two times his then-current salary, plus his targeted bonus for the year in which his employment is terminated.

  The Company has entered into severance agreements with each of the Company's other named executive officers providing for six months severance benefits in the event they are terminated without cause.

Comparison of Cumulative Total Return

  The following graph compares the cumulative total shareholder return on the Company's Common Stock since June 4, 1997, the date that trading of the Class A Common Stock began on the New York Stock Exchange, through February 28, 1999, with the cumulative total return for the same period of the Standard & Poor's SmallCap 600 Stock Index (the "S&P 600"), and a Peer Index (the "Peer Index"), consisting of the following publicly traded companies: ACR Group, Inc., Hughes Supply, Inc., Noland Company and Watsco, Inc. (Common Stock). The graph assumes that, at the beginning of the period indicated, $100 was invested in the Company's Class A Common Stock and the stock of the companies comprising each index, and that all dividends were reinvested.



                             [GRAPH APPEARS HERE]
                                INDEXED RETURNS
                                 Years Ending
                                       Base
                                       Period
Company Name/Index                     6/4/97      2/28/98   2/28/99
-----------------------------------------------------------------------
Pameco Corporation Class A              100         117.86     47.77
S & P 600                               100         124.35    103.07
Peer Group                              100         114.52     72.41

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In March 1997, Mr. Balkcom, a director of the Company, purchased 62,500 shares of Class A Common Stock from the Company at a purchase price of $9.60 per share for an aggregate purchase price of $600,000, which was financed by Mr. Balkcom's issuance of a $600,000 promissory note to the Company. The promissory note bears interest at the applicable federal rate, is secured by the Class A Common Stock purchased and is a full recourse note. The principal of the note is payable in full on March 10, 2002. Interest is payable quarterly, and all payments to date have been made timely. The applicable federal rate is based upon the yield to maturity of outstanding marketable obligations of the United States of similar maturities during the one-month period ending on the fourteenth day of the month preceding the month for which the rates are applicable. The Internal Revenue Service publishes the applicable federal rates for each month in the Internal Revenue Bulletin. The applicable federal rate for May 1999 was 5.12%. On January 8, 1999, the Company agreed to forgive one-third of Mr. Balkcom's indebtedness to the Company. If Mr. Balkcom remains in his present position until January 8, 2000, another one-third of the indebtedness will be forgiven. The remaining portion of the indebtedness will be forgiven if Mr. Balkcom remains in his present position until January 8, 2001. The largest amount outstanding under the promissory note during Fiscal 1999 was $600,000, and the amount currently outstanding is $400,000.

  Pursuant to the terms of an Advisory Agreement dated March 1, 1997, Pameco engaged TCR as the Company's financial advisor. Pursuant to the agreement, TCR provides advisory services to the Company and makes certain of its employees available to advise the Company on financial matters. Under the agreement, the Company pays TCR an annual fee of $50,000 and reimburses TCR for its out-of-pocket expenses. The Company has also agreed to indemnify TCR against liabilities arising out of TCR's engagement. Mr. de Vogel, a nominee for Director, is President of TCR. Messrs. Wagner and Weld, both of whom were directors of the Company during Fiscal 1999, are each Managing Directors of TCR. The Advisory Agreement extends through February 28, 2002, unless terminated by the Company under certain circumstances.

Section 16(a) Beneficial Ownership Reporting Compliance

  Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of 10% or more of either class of the Company's Common Stock is required to file certain forms with the Securities and Exchange Commission (the "Commission"). A report of beneficial ownership of the Company's Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirement and a report on Form 4 or 5 must be filed to reflect changes in beneficial ownership occurring thereafter. The Company believes that all filing requirements applicable to its officers and directors were complied with during Fiscal 1999.

                                  PROPOSAL 2

                    RATIFICATION OF THE PAMECO CORPORATION
                             1999 STOCK AWARD PLAN

General

  The purpose of the Company's 1999 Stock Award Plan (the "Plan") is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by employees, consultants and other persons who perform services for the Company, and who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. The Plan will continue in effect, unless earlier terminated as provided therein, for ten years. The Plan became effective on May 28, 1999 and will continue in effect, unless earlier terminated, until May 27, 2009. However, awards issued pursuant to the Plan

("Awards") prior to the relevant termination date which have not expired or otherwise terminated as of such date may be exercised after such time in accordance with their terms.

  A maximum of 1,000,000 shares of Common Stock are available for the grant of Awards under the Plan. The shares will be issued out of authorized but unissued shares or transferred from available treasury stock, including shares purchased by the Company. If any Award is canceled, terminates, expires or lapses prior to being fully exercised, new Awards may, subject to certain limitations, be granted for the shares with respect to which the Awards were not exercised.

  The Plan is intended to replace the Company's Employee Stock Option Plan, under which the Company is authorized to issue up to an additional 80,611 shares. Although the Company continues to grant options under the Employee Stock Option Plan, such plan will terminate, and no additional options will be issued under such plan, upon adoption of the Plan.

  A summary of the Plan is set forth below. This summary does not purport to be complete, and reference to the full text of the Plan, which is attached hereto as Exhibit A, should be made for further information.

Administration

  The Plan is administered by the Board of Directors of the Company, the Compensation Committee of the Board of Directors, or by any other Committee appointed by the Board of Directors that is granted authority to administer the Plan (the "Committee"). The members of the Committee serve at the pleasure of the Board of Directors.

  Every key employee of the Company (including an employee who is a member of the Board) or of a subsidiary in which the Company has a 50% or greater interest, and any consultant or other person who performs services for the Company or a subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any subsidiary, is eligible to participate in the Plan. Individuals who are not employees of the Company or a subsidiary will not be eligible to receive grants of incentive stock options. The Committee is empowered to select the individuals who will participate in the Plan (the "Participants"), the form and amount of the Awards, the dates of grant and the terms and provisions of each Award, and to interpret the Plan and any agreement entered into pursuant to the Plan. All decisions and determinations of the Committee in the administration of the Plan and on all questions concerning the Plan are final and conclusive. Participants in the Plan are selected in the discretion of the Committee. The Company anticipates that up to 500 Company employees will initially be eligible under the Plan.

  Awards granted under the Plan will be evidenced by a written agreement (the "Award Agreement") in such form and containing such terms and conditions (which need not be identical for all Award Agreements) as the Committee determines, so long as the Award Agreement is in compliance with the terms of the Plan.

Terms of Grant and Exercise of Awards

  Stock Options. Stock options granted under the Plan may be incentive stock options ("ISOs") or nonqualified stock options ("NQSOs" and, collectively with ISOs, "Options"). An Option entitles a Participant to purchase shares of Common Stock from the Company at the option price. An Option may be granted with or without a corresponding stock appreciation right. The option price will be fixed by the Committee at the time the Option is granted, but the price for each ISO cannot be less than the share's fair market value (as defined in the Plan) on the date of grant. Up to 250,000 shares of Common Stock subject to Options may be granted to an individual under the Plan during any calendar year.

  Full payment of the option price must be made when an Option is exercised. The purchase price may be paid in cash or in such other form of consideration as the Committee may approve, which may include shares of Common Stock valued at their fair market value on the date of exercise, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

  Options granted under the Plan will be exercisable, in whole or in part, by the option holder upon such terms and conditions as may be determined by the Committee. Options vest according to the schedule provided for by the Committee in the corresponding Award Agreement and are not exercisable later than ten years after the date of grant. Certain ISOs are not exercisable later than five years after the date of grant. See "Additional Requirements for Incentive Stock Options."

  A Participant will have no rights as a shareholder with respect to the shares subject to his or her Option until the Option is exercised.

  Additional Requirements for Incentive Stock Options. The Plan establishes additional terms for ISOs which, if the conditions are met, will qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Tax Effects." For example, the value of stock with respect to which ISOs are exercisable for the first time in any year under the terms of the Plan and any other incentive stock option plans of the Company and its subsidiaries by a Participant may not exceed $100,000. To the extent that Options granted pursuant to the Plan exceed such amount, they will constitute NQSOs. For ISOs granted to individuals possessing more than 10% of the combined voting power of all classes of stock of the Company on the date the Option is granted, the option price per share may not be less than 110% of the fair market value of a share of Common Stock on the date the Option is granted, and the Option may not be exercisable for more than five years.

  Stock Appreciation Rights. The Plan also provides for the award of stock appreciation rights ("SARs"). SARs entitle the Participant to receive a payment, with respect to each share of Common Stock encompassed by the exercise of each SAR, of an amount determined by the Committee and specified in an Award Agreement. The Committee will designate Participants to whom SARs are granted and will specify the number of shares of Common Stock subject to each grant. A SAR may be granted with or without a related Option. A payment to the Participant upon the exercise of a corresponding SAR may not be more than the difference between the fair market value of the shares subject to the ISO on the date of grant and the fair market value of the shares on the date of exercise of the corresponding SAR. The amount payable as a result of the exercise of a SAR may be settled in cash, in Common Stock or by a combination of the two. Up to 250,000 shares of Common Stock underlying SAR Awards may be awarded to an individual under the Plan during any calendar year.

  The duration of a SAR will be set forth in an Award Agreement as determined by the Committee. A SAR that is granted as a corresponding SAR will have the same duration as the Option to which it relates. A SAR will terminate due to the Participant's termination of employment at the same time as the date specified in the Plan with respect to Options, regardless of whether the SAR was granted in connection with the grant of an Option.

  A SAR may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Committee determines as set forth in an Award Agreement; provided, however, that a corresponding SAR that is related to an ISO may be exercised only to the extent that the related Option is exercisable and only when the fair market value of the shares exceeds the option price of the related ISO.

  No Participant shall have any rights as a shareholder with respect to shares subject to a SAR until the issuance of shares (if any) to the Participant pursuant to the exercise of such SAR.

  Restricted Stock; Stock Awards. Participants may also be awarded shares of Common Stock pursuant to a stock award. The Committee, in its discretion, may prescribe that a Participant's rights in a stock award shall be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated objectives. In addition, the restrictions may lapse incrementally. Up to 250,000 shares of restricted stock may be granted to an individual under the Plan during any calendar year.

  At the time a grant of restricted stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one year. All shares of restricted stock awarded to a Participant will be forfeited unless such Participant remains an employee of (or active consultant providing services to) the Company or any of its subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of all other conditions prescribed by the Committee. Subject to certain provisions, at the end of the Restricted Period, all restrictions shall lapse and the restricted stock shall vest in the Participant. The Committee may, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted stock at any time after the date the grant is made.

  Upon a grant of restricted stock, a stock certificate representing the number of shares of restricted stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Committee for the Participant's account. Following such registration, the Participant shall, subject to certain restrictions, have the rights and privileges of a shareholder as to such restricted stock, including the right to receive dividends and to vote such restricted stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in restricted stock, as the Committee shall determine.

  Performance Share Awards. The Plan also provides for the award of performance shares. A performance share award entitles the Participant to receive Common Stock, a payment equal to the fair market value of a specified number of shares of Common Stock, or a combination thereof, if certain performance standards are met. The Committee will prescribe the requirements that must be satisfied before a performance share award is earned. The performance share requirements may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated objectives. To the extent that performance shares are earned, the obligation may be settled in cash, in Common Stock or by a combination of the two. Up to 250,000 performance share awards may be earned by an individual under the Plan during any calendar year.

  No Participant shall have, as a result of receiving a performance share award, any rights as a shareholder until and to the extent that the performance shares are earned and Common Stock is transferred to such Participant. If the Award Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of shares of Common Stock covered by an Award between (a) the date that the performance shares are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the performance share award.

Right of Employment

  The grant of any Award pursuant to the Plan will not confer upon any recipient thereof any rights of employment with the Company or affect the right of the Company to terminate the employment of the holder at any time.

Assignment of Interest

  Generally, holders of Options may not sell, assign, transfer or hypothecate their rights thereunder to any person, except in the event of the death of the holder, in which case the rights granted may be transferred by will or by the laws of descent and distribution. During the lifetime of a Participant, Options may only be exercised by such Participant. Notwithstanding the foregoing, if permitted by the Committee and stated in the Award Agreement, a Participant may transfer an Option (other than an ISO) with respect to all or part of the shares of Common Stock subject to such Option to the Participant's spouse, children or grandchildren (or such other person or entity as may be permitted by the Committee); to a trust for the benefit of such family members or to a partnership in which such family members are the only partners if (a) no consideration is received by the Participant in exchange for the Option;
(b) the transfer is permitted under applicable tax laws; (c) the transfer is permitted under Rule 16(b)(3) under the Securities Exchange Act of 1934, as amended, and (d) the Option continues to be subject to the same terms and conditions after the transfer.

  Other than as permitted in the immediately preceding paragraph, each SAR granted under the Plan may not be transferred except by will or by the laws of descent and distribution. A corresponding SAR will be subject to the same restrictions on transfer as the ISO to which it relates.

  Unless the Committee provides otherwise in an Award Agreement, no grant of, nor any right or interest of a Participant in or to, any restricted stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

  A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a performance share award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution.

Amendment and Termination of Plan; Adjustment of Shares

  No Option or stock award may be granted and no performance shares may be awarded under the Plan after May 27, 2009. The Board of Directors may at any time terminate, suspend or amend the Plan. An amendment will not become effective without shareholder approval if the amendment (a) materially modifies the eligibility requirements; (b) increases the total number of shares which may be granted under the Plan (except as discussed in the immediately following paragraph); (c) extends the term of the Plan; or (d) amends the Plan in any other manner which the Board of Directors determines should become effective only if approved by the Company's shareholders.

  The Committee may, in such manner as it determines in its sole discretion, appropriately adjust the number of shares subject to Awards under the Plan and the aggregate number of shares available for issuance under the Plan in the event of any change in the Company's capitalization, including any stock dividend issued by the Company, or any corporate transaction such as an exchange of the outstanding shares of Common Stock for shares of another class or company.

Expenses

  The Company pays the administrative costs of the Plan, including the expenses of the Committee, all costs of registering the shares of Common Stock under the Plan with the Commission, and the costs of issuing and delivering the shares subject to the Plan.

Compliance with Section 162(m) of the Internal Revenue Code

  Section 162(m) of the Code denies a deduction by an employer for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to the chief executive officer or any of the four most highly compensated executive officers other than the chief executive officer (the "Designated Executive Officers"). Compensation with respect to stock options, including upon exercise of a NQSO or upon a disqualifying disposition of an ISO, as described below under "Certain Federal Income Tax Consequences," or other compensation pursuant to the Plan, will be excluded from this deduction limit if it satisfies certain requirements. The requirements include: (1) the stock option must be granted at an exercise price not lower than fair market value on the date of grant; (2) the stock option grant must be made by a committee composed of two or more "outside directors" within the meaning of
Section 162(m); (3) the plan under which the stock option is granted must state the maximum number of shares with respect to which options may be granted during a specified period to any individual; and (4) the material terms pursuant to which the compensation is to be paid must be disclosed to, and approved by, the public stockholders of the corporation in a separate vote prior to payment. The Plan meets the requirements of paragraphs (1) through
(3) above, and approval of the Plan by the Company's public stockholders is being proposed in order to comply with requirement (4) so that compensation with respect to stock options may be excluded from the deduction limit under
Section 162(m) of the Code.

Federal Income Tax Effects

  The federal, state and local income tax consequences associated with the grant or purchase of Common Stock or Options under the Plan will depend upon each individual Participant's circumstances. Each Participant should seek the advice of a qualified tax adviser regarding the tax consequences of participation in the Plan.

  The statements pertaining to the federal income tax consequences regarding participation in the Plan are based upon the Code, regulations promulgated by the Internal Revenue Service (the "IRS") thereunder, published revenue rulings issued by the IRS, and case law as of the date of this Proxy Statement. Such laws and regulations are subject to change. Such statements reflect existing law and reasonable interpretations thereof and do not, in any instance, purport to indicate the trend of the law in the future. As a result, no assurance can be given that there will be no statutory, judicial or administrative changes that would modify these summaries and/or statements. No ruling from the IRS or any state agency has been requested and no ruling has been issued with respect to any transactions described herein.

  Options. There are generally no federal tax consequences either to the employee receiving Options (the "Optionee") or to the Company upon the grant of an Option. Upon exercise of an ISO, the Optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to a liability for the Optionee under the alternative minimum tax provisions of the Code. Generally, if the Optionee disposes of shares acquired upon exercise of an ISO within two (2) years of the date of grant or one (1) year of the date of exercise, the Optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the Optionee will be treated as a capital gain. On exercise of a NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the Optionee as compensation income and will generally be deductible for tax purposes by the Company. The disposition of shares of Common Stock acquired upon exercise of a NQSO will generally result in a capital gain or loss for the Optionee, but will have no tax consequences for the Company.

  Stock Appreciation Rights. No income is recognized by a Participant upon the grant of a SAR. The exercise of a SAR is generally a taxable event. A Participant generally must recognize income equal to any cash that is paid to the Participant and the fair market value of the shares of Common Stock that is received by the Participant in settlement of a SAR. The Company is of the opinion that it will be entitled to a deduction for tax purposes in the amount and at the time that compensation income is realized by the Participant.

  Stock Awards; Restricted Stock. With respect to outright grants of Common Stock under the Plan, the Company is of the opinion that the Participant will realize compensation income at the time of grant in an amount equal to the fair market value of the Common Stock less any amount paid for such Common Stock. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the Participant.

  With respect to the grant of restricted stock under the Plan, the Company is of the opinion that the Participant will realize compensation income in an amount equal to the fair market value of the restricted stock (whether received as a grant or as a dividend), less any amount paid for such restricted stock, at the time when the Participant's rights with respect to such restricted stock are no longer subject to a substantial risk of forfeiture, unless the Participant elected, pursuant to a special election provided in the Code, to be taxed on the restricted stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the Participant during the Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the Participant.

  Performance Share Awards. Unless an election is made under Section 83(b) of the Code, a Participant will recognize income on account of the settlement of a performance share award. The amount of such income will be equal to any cash that is paid and the fair market value of Common Stock (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that is received in settlement of the award, and the Company is of the opinion that it will generally be entitled to claim a deduction of such amount for tax purposes.

Required Vote

  The affirmative vote of holders of a majority of the shares of the Class A Common Stock and the Class B Common Stock, voting together, represented and voted at the Annual Meeting, assuming the presence of a quorum, is required to ratify the Plan.

  The Board of Directors recommends that the shareholders vote FOR ratification of the Plan.

                                  PROPOSAL 3

                      APPROVAL OF THE PAMECO CORPORATION
                          CHAIRMAN COMPENSATION PLAN

  The Company's Chairman Compensation Plan (the "Bonus Program") is designed to provide a monetary incentive to the Company's Chairman for attaining the Company's financial goals.

  In order to be qualified for a bonus under the Bonus Program, the Chairman must be employed by the Company in that position for the entire given fiscal year.

  For the fiscal year ending February 29, 2000 ("Fiscal 2000"), the Chairman is eligible for an annual bonus equal to eight percent of the difference between pre-tax earnings for the fiscal year minus ten percent of the shareholders' equity at the beginning of the year. The Chairman's maximum bonus potential for Fiscal 2000 is $500,000. Prior to payment of any annual bonus, the Compensation Committee shall certify in writing that the performance goals were satisfied and shall calculate the amount of such bonus. The foregoing calculation will be reevaluated and may be changed in subsequent fiscal years.

  Section 162(m) of the Code limits to $1.0 million the amount of compensation that may be deducted in any tax year with respect to a Designated Executive Officer, with an exception for certain performance-based compensation. The Bonus Program is designed, and is to be administered, to qualify payments to the Chairman for that performance-based exception, unless the Board of Directors determines that compliance with Section 162(m) is not necessary or desirable. Approval of the Bonus Program by the Company's public stockholders is being proposed in order to comply with one of the requirements of 162(m) so that compensation paid to the Chairman under the Bonus Program satisfies the exception for performance-based compensation and may be excluded from the deduction limit under 162(m) of the Code.

  The affirmative vote of holders of a majority of the shares of the Class A Common Stock and the Class B Common Stock, voting together, represented and voted at the Annual Meeting, assuming the presence of a quorum, is required to approve the Bonus Program.

  The Board of Directors recommends that the shareholders vote FOR approval of the Chairman Compensation Plan.

                                 MISCELLANEOUS

Information Concerning the Company's Accountants

  Ernst & Young LLP was the principal independent public accountant for the Company during Fiscal 1999. The Board of Directors has re-appointed Ernst & Young LLP as independent auditor for the fiscal year ending February 29, 2000. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

Annual Reports

  Shareholders may obtain a copy of the Company's Fiscal 1999 Annual Report on Form 10-K without charge by writing to Investor Relations, Office of the Chairman of the Board, at the Company's principal executive offices: Pameco Corporation, 1000 Center Place, Norcross, Georgia 30093.

          SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

  Any proposals which shareholders intend to present for a vote of shareholders at the 2000 Annual Meeting of Shareholders and which such shareholders desire to have included in the Company's Proxy Statement and form of proxy relating to that meeting must be sent to the Company's principal executive offices, marked to the attention of the Secretary of the Company, and received by the Company at such offices on or before February 11, 2000. The determination by the Company of whether it will oppose inclusion of any proposal in its Proxy Statement and form of proxy will be made on a case by case basis in accordance with its judgment, the provisions of the Company's Bylaws, and the rules and regulations promulgated by the Securities and Exchange Commission. Proposals received after February 11, 2000, will not be considered for inclusion in the Company's proxy materials for its 2000 Annual Meeting of Shareholders. The Company must be notified of any other shareholder proposal intended to be presented for action at the meeting not later than April 27, 2000, or else proxies may be voted on such proposal at the discretion of the person or persons holding those proxies.

                                          By Order of the Board of Directors

                                          Mary M. McCulley
                                          Assistant Secretary

June 11, 1999

                               PAMECO CORPORATION

                             1999 STOCK AWARD PLAN

                               TABLE OF CONTENTS

ARTICLE 1.ESTABLISHMENT, PURPOSE, AND DURATION.............................   1
1.1 Establishment of the Plan..............................................   1
1.2 Purpose of the Plan....................................................   1
1.3 Duration of the Plan...................................................   1

ARTICLE 2.DEFINITIONS......................................................   1

ARTICLE 3.ADMINISTRATION...................................................   3
3.1 The Committee..........................................................   3
3.2 Authority of the Committee.............................................   3
3.3 Decisions Binding......................................................   4

ARTICLE 4.SHARES SUBJECT TO THE PLAN.......................................   4
4.1 Number of Shares.......................................................   4
4.2 Lapsed Awards..........................................................   4
4.3 Adjustments In Authorized Shares.......................................   4

ARTICLE 5.ELIGIBILITY AND PARTICIPATION....................................   5

ARTICLE 6.STOCK OPTIONS....................................................   5
6.1 Grant of Options.......................................................   5
6.2 Agreement..............................................................   5
6.3 Option Price...........................................................   5
6.4 Duration of Options....................................................   5
6.5 Exercise of Options....................................................   5
6.6 Payment................................................................   6
6.7 Limited Transferability................................................   6
6.8 Shareholder Rights.....................................................   6

ARTICLE 7.STOCK APPRECIATION RIGHTS........................................   6
7.1 Grants of SARs.........................................................   6
7.2 Duration of SARs.......................................................   7
7.3 Exercise of SAR........................................................   7
7.4 Determination of Payment of Cash and/or Common Stock Upon Exercise of
 SAR.......................................................................   7
7.5 Nontransferability.....................................................   7
7.6 Shareholder Rights.....................................................   7

ARTICLE 8.RESTRICTED STOCK; STOCK AWARDS...................................   7
8.1 Grants.................................................................   7
8.2 Restricted Period; Lapse of Restrictions...............................   7
8.3 Rights of Holder; Limitations Thereon..................................   8
8.4 Delivery of Unrestricted Shares........................................   8
8.5 Nonassignability of Restricted Stock...................................   8

ARTICLE 9.PERFORMANCE SHARE AWARDS.........................................   9
9.1 Award..................................................................   9
9.2 Earning the Award......................................................   9
9.3 Payment................................................................   9
9.4 Shareholder Rights.....................................................   9

ARTICLE 10.BENEFICIARY DESIGNATION.........................................   9

ARTICLE 11.DEFERRALS.......................................................  10

ARTICLE 12.RIGHTS OF EMPLOYEES.............................................  10
12.1 Employment............................................................  10
12.2 Participation.........................................................  10

ARTICLE 13.CHANGE IN CONTROL................................................  10
13.1 Definition.............................................................  10
13.2 Limitation on Awards...................................................  11

ARTICLE 14.AMENDMENT, MODIFICATION AND TERMINATION..........................  11
14.1 Amendment, Modification and Termination................................  11
14.2 Awards Previously Granted..............................................  11
14.3 Compliance With Code Section 162(m)....................................  11

ARTICLE 15.WITHHOLDING......................................................  11
15.1 Tax Withholding........................................................  11
15.2 Share Withholding......................................................  11

ARTICLE 16.INDEMNIFICATION..................................................  11

ARTICLE 17.SUCCESSORS.......................................................  12

ARTICLE 18.LEGAL CONSTRUCTION...............................................  12
18.1 Gender and Number......................................................  12
18.2 Severability...........................................................  12
18.3 Requirements of Law....................................................  12
18.4 Regulatory Approvals and Listing.......................................  12
18.5 Securities Law Compliance..............................................  12
18.6 Governing Law..........................................................  12

                              PAMECO CORPORATION

                             1999 STOCK AWARD PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

  1.1 Establishment of the Plan. Pameco Corporation, a Georgia corporation (hereinafter referred to as the "Company"), hereby establishes a stock option and incentive award plan known as the "Pameco Corporation 1999 Stock Award Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards and Stock Appreciation Rights. The Plan shall become effective on the date it is approved by the Board of Directors (the "Effective Date"), subject to approval of the Plan by the Company's shareholders within the 12-month period immediately thereafter, and shall remain in effect as provided in Section 1.3.

  1.2 Purpose of the Plan. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by employees, consultants and other persons who perform services for the Company, and who are responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

  1.3 Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2. DEFINITIONS

  Whenever used in the Plan, the following terms shall have the meanings set forth below:

  (a) "Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

  (b) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards or Stock Appreciation Rights.

  (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

  (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

  (e) "Cause" means: (i) willful misconduct on the part of a Participant that is materially detrimental to the Company; or (ii) the conviction of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and means of determining its existence shall supersede this provision.

  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

  (g) "Committee" means the committee appointed to administer the Plan with respect to grants of Awards, as specified in Article 3, and to perform the functions set forth therein.

  (h) "Common Stock" means the common stock of the Company, par value $.01 per share.

  (i) "Company" means Pameco Corporation, a Georgia corporation, or any successor thereto as provided in Article 17.

  (j) "Corresponding SAR" means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

  (k) "Director" means any individual who is a member of the Board of Directors of the Company.

  (l) "Disability" shall have the meaning ascribed to such term in the Company's long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

  (m) "Employee" means any employee of the Company or the Company's Subsidiaries. Directors who are not otherwise employed by the Company or the Company's Subsidiaries are not considered Employees under this Plan.

  (n)  "Effective Date" shall have the meaning ascribed to such term in
       Section 1.1.

  (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

  (p)  "Fair Market Value" shall be determined as follows:

    (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

    (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

    (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

  (q) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

  (r) "Initial Value" means, with respect to a Corresponding SAR, the Option Price per share of the related Option, and with respect to a SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

  (s) "Insider" shall mean an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
       Section 12 of the Exchange Act or any successor provision, as "officer" and "director" are defined under Section 16 of the Exchange Act.

  (t) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code
       Section 162(m), or any successor statute.

  (u) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422.

  (v)  "Option" means an Incentive Stock Option or a Nonqualified Stock
       Option.

  (w) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

  (x) "Participant" means an Employee, a consultant or other person who performs services for the Company or a Subsidiary, who has been determined by the Committee to contribute significantly to the profits or growth of the Company and who has been granted an Award under the Plan which is outstanding.

  (y) "Performance Share Award" means an Award, which, in accordance with and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death, to receive cash, Common Stock or a combination thereof.

  (z) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

  (aa) "Retirement" shall mean retiring from employment with the Company or any Subsidiary on or after attaining age 65.

  (bb) "Restricted Stock" means an Award of Common Stock granted in accordance with the terms of Article 8 and the other provisions of the Plan, and which is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

  (cc) "SAR" means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such specification, the holder shall be entitled to receive in cash, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

  (dd) "Shares" means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.3).

  (ee) "Stock Award" means a grant of Shares under Article 8 that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Employee.

  (ff) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code Section 424(f)) with respect to the Company.

ARTICLE 3. ADMINISTRATION

  3.1 The Committee. The Plan shall be administered by the Board of Directors or by the Compensation Committee of the Board, or by any other committee or subcommittee appointed by the Board that is granted authority to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

  3.2 Authority of the Committee. Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full power to select the Employees, consultants and other persons who perform services for the Company or a Subsidiary, who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option or SAR, restrictions on transferability and vesting provisions on Restricted Stock or Performance Share Awards and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option or SAR may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

  3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

  4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards under the Plan shall be one million (1,000,000) Shares. The Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company, whether on the market or otherwise. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

    (a) The grant of an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.
    (b) While an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

  4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, or if Shares are withheld in payment of the Option Price or for withholding taxes, any Shares subject to such Award or that are withheld shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

  4.3 Adjustments In Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

  Any key Employee of the Company or any Subsidiary, including any such Employee who is also a director of the Company or any Subsidiary, and any consultant or other person who performs services for the Company or a Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any Subsidiary shall be eligible to receive an Award under the Plan. In determining the individuals to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

ARTICLE 6. STOCK OPTIONS

  6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. An Option may be granted with or without a Corresponding SAR. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds $100,000. The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an Employee may be granted ISOs. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 250,000 Shares.

  6.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. If the Option is granted in connection with a Corresponding SAR, the Agreement shall also specify the terms that apply to the exercise of the Option and Corresponding SAR.

  6.3 Option Price. The Option Price for each grant of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted. The Option Price for each grant of a NQSO shall be established by the Committee and, in its discretion, may be less than the Fair Market Value of a Share on the date the Option is granted.

  6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall not be exercisable later than the fifth (5th) anniversary date of its grant.

  6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of the Participant with the Company or any Subsidiary, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. The

Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company. Except as otherwise provided in the Agreement and Article 13, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. The exercise or partial exercise of either an Option or its Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

  6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for six months, if required for accounting purposes, and for the period required by law, if any, prior to their tender to satisfy the Option Price), or (d) by a combination of (a), (b) and (c). The Committee also may allow broker-assisted cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

  6.7 Limited Transferability. If permitted by the Committee in the Agreement, a Participant may transfer an Option granted hereunder, including, but not limited to, transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, to one or more partnerships where such Immediate Family members are the only partners, or to such other individual or entity as may be permitted by the Committee, if (i) the Participant does not receive any consideration in any form whatsoever for such transfer, (ii) such transfer is permitted under applicable tax laws, and (iii) the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, children and grandchildren. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

  6.8 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.

ARTICLE 7. STOCK APPRECIATION RIGHTS

  7.1 Grants of SARs. The Committee shall designate Participants to whom SARs are granted, and will specify the number of Shares of Common Stock subject to each grant. An SAR may be granted with or without a related Option. All SARs granted under this Plan shall be subject to an Agreement in accordance with the terms of this Plan. A payment to the Participant upon the exercise of a Corresponding SAR may not be more than the difference between the Fair Market Value of the Shares subject to the ISO on the date of grant and the

Fair Market Value of the Shares on the date of exercise of the Corresponding SAR. The maximum number of Shares underlying SARs which can be awarded under the Plan during any calendar year to any individual is 250,000.

  7.2 Duration of SARs. The duration of an SAR shall be set forth in the Agreement as determined by the Committee. An SAR that is granted as a Corresponding SAR shall have the same duration as the Option to which it relates. An SAR shall terminate due to the Participant's termination of employment at the same time as the date specified in Article 6 with respect to Options, regardless of whether the SAR was granted in connection with the grant of an Option.

  7.3 Exercise of SAR. An SAR may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Committee shall determine as set forth in the Agreement; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value of the Shares exceeds the Option Price of the related ISO. An SAR granted under this Plan may be exercised with respect to any number of wholes shares less than the full number of shares for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Corresponding SAR is exercised.

  7.4 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional share shall not be deliverable upon the exercise of an SAR, but a cash payment shall be made in lieu thereof.

  7.5 Nontransferability. Each SAR granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to any lien, obligation or liability of such Participant. A Corresponding SAR shall be subject to the same restrictions on transfer as the ISO to which it relates. Notwithstanding the foregoing, if the Agreement so provides, a Participant may transfer an SAR (other than a Corresponding SAR that relates to an Incentive Stock Option) under the same rules and conditions as are set forth in Section 6.7.

  7.6 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to Shares subject to an SAR until the issuance of Shares (if any) to the Participant pursuant to the exercise of such SAR.

ARTICLE 8. RESTRICTED STOCK; STOCK AWARDS

  8.1 Grants. The Committee may from time to time in its discretion grant Restricted Stock and Stock Awards to Participants and may determine the number of Shares of Restricted Stock or Stock Awards to be granted. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Employee for such Shares or Restricted Stock. A grant of Restricted Stock may, in addition to other conditions, require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion. The maximum number of Shares of Common Stock or Restricted Stock which can be awarded under the Plan during any calendar year to any individual is 250,000 Shares.

  8.2 Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one year. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include the following:

  (a) The death, Disability or Retirement of the Employee to whom Restricted Stock is granted, or

  (b) The occurrence of a Change in Control (as defined in Section 13.1).

  The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

  8.3 Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Committee for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board of Directors, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

  (a) The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

  (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

  (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee of (or active consultant providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.2, again be available for grant under the Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

  With respect to any Shares received as a result of adjustments under Section
4.3 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

  8.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 15 below.

  8.5 Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

ARTICLE 9. PERFORMANCE SHARE AWARDS

  9.1 Award. The Committee may designate Participants to whom Performance Share Awards will be granted from time to time for no consideration and specify the number of shares of Common Stock covered by the Award. No more than 250,000 Performance Shares may be earned by any individual with respect to any calendar year.

  9.2 Earning the Award. A Performance Share Award, or portion thereof, will be earned, and the Participant will be entitled to receive Common Stock, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or a Subsidiary of such performance objectives as the Committee, in its discretion, shall prescribe on the date of grant. To the extent required, the performance objectives applicable to Awards to Named Executive Officers intended to qualify under Code Section 162(m) shall be selected from among the following measures: return on equity or assets, earnings per share, total earnings, earnings growth, return on capital, profit before taxes, profit after taxes, economic value added and increase in Fair Market Value of the Shares. The determination as to whether such objectives have been achieved shall be made by the Committee, and such determination shall be conclusive; provided, however, that the period in which such performance is measured shall be at least one year.

  The Committee may in determining whether performance targets have been met adjust the Company's financial results to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, currency fluctuations or changes in accounting, which are distortive of financial results (either on a segment or consolidated basis); provided, that for purposes of determining the Performance Share Awards of Named Executive Officers, the Committee shall exclude unusual items whose exclusion has the effect of increasing income or earnings if such items constitute "extraordinary items" under generally accepted accounting principles or are significant unusual items. In addition, the Committee will adjust its calculations to exclude the effect on financial results of changes in the Code or other tax laws, or the regulations relating thereto.

  9.3 Payment. In the discretion of the Committee, the amount payable when a Performance Share Award is earned may be settled in cash, by the grant of Common Stock or a combination of cash and Common Stock. The aggregate Fair Market Value of the Common Stock received by the Participant pursuant to a Performance Share Award, together with any cash paid to the Participant, shall be equal to the aggregate Fair Market Value, on the date the Performance Shares are earned, of the number of Shares of Common Stock equal to each Performance Share earned. A fractional Share will not be deliverable when a Performance Share Award is earned, but a cash payment will be made in lieu thereof.

  9.4 Shareholder Rights. No Participant shall have, as a result of receiving a Performance Share Award, any rights as a shareholder until and to the extent that the Performance Shares are earned and Common Stock is transferred to such Participant. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of Shares of Common Stock covered by the Award between (a) the date that the Performance Shares are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the Performance Share Award. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Share Award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After a Performance Share Award is earned and paid in Common Stock, a Participant will have all the rights of a shareholder with respect to the Common Stock so awarded.

ARTICLE 10. BENEFICIARY DESIGNATION

  To the extent applicable, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.

ARTICLE 11. DEFERRALS

  The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the vesting of Restricted Stock, or the earning of a Performance Share Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12. RIGHTS OF EMPLOYEES

  12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment by, or performance of services for, the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

  12.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 13. CHANGE IN CONTROL

  13.1 Definition. For purposes of the Plan, a "Change in Control" means any of the following events:

  (a) The acquisition (other than from the Company) by any Person of Beneficial Ownership of thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that for purposes of this Section 13.1, Person shall not include any person who on the date hereof owns 10% or more of the Company's outstanding securities, and a Change in Control shall not be deemed to occur solely because thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

  (b) Approval by shareholders of the Company of (1) a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or
      (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

  (c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 13.1 that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

  13.2 Limitation on Awards. Notwithstanding any other provisions of the Plan and unless provided otherwise in the Agreement, if the right to receive or benefit from any Award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Subsidiary, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 14. AMENDMENT, MODIFICATION AND TERMINATION

  14.1 Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total voting power of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
Article 5; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted under the Plan; (c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even if such shareholder approval is not expressly required by the Plan or by law.

  14.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

  14.3 Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this Article 14, make any adjustments it deem appropriate.

ARTICLE 15. WITHHOLDING

  15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

  15.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE 16. INDEMNIFICATION

  Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the

Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 17. SUCCESSORS

  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. LEGAL CONSTRUCTION

  18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine; the plural shall include the singular and the singular shall include the plural.

  18.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  18.4 Regulatory Approvals and Listing. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

  18.5 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

  18.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

  AS APPROVED BY THE BOARD OF DIRECTORS OF PAMECO CORPORATION ON MAY 28, 1999.

                                          PAMECO CORPORATION

                                          By:

PROXY                          PAMECO CORPORATION                          PROXY

                         Class A Common Stock Proxy for
       Annual Meeting of Shareholders Solicited by the Board of Directors

  The undersigned hereby appoints Jerry W. Bowman and Mary M. McCulley and each of them as attorney and proxy of the undersigned, each with the full power of substitution, to represent the undersigned and to vote all of the shares of Class A Common Stock of Pameco Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 30, 1999, at 10:00 a.m., local time, at the Four Seasons Hotel, 75 14th Street, Atlanta, Georgia 30309, and any adjournments thereof: (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

  The Board of Directors Recommends a Vote FOR the Proposals Listed Below.

  1.To elect Directors by Holders of Class A Common Stock
    [_] FOR all nominees listed below        [_] WITHHOLD AUTHORITY to vote for
        (except as marked to the contrary).      all nominees listed below.

         Richard A. Bearse                Philip M. Pfeffer

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

   ---------------------------------------------------------------------------

  2.To ratify the Company's 1999 Stock Award Plan:
    [_]  FOR [_]  AGAINST[_]  ABSTAIN

  3.To approve the Chairman Compensation Plan:
    [_]  FOR [_]  AGAINST[_]  ABSTAIN
                                                     (continued on reverse side)





  Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

                                           Date _________________________, 1999
                                                 (Be sure to date Proxy)
                                           ------------------------------------
                                            Signature and title, if applicable
                                           ------------------------------------
                                                Signature if held jointly

                                           When signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If
                                           a corporation, please sign the full
                                           corporate name by the president or
                                           other authorized officer. If a
                                           partnership, please sign in the
                                           partnership name by an authorized
                                           person.

                                           PLEASE MARK, SIGN, DATE AND RETURN
                                           THIS PROXY CARD PROMPTLY USING THE
                                           ENCLOSED PRE-PAID ENVELOPE.

PROXY                          PAMECO CORPORATION                          PROXY

                         Class B Common Stock Proxy for
       Annual Meeting of Shareholders Solicited by the Board of Directors

  The undersigned hereby appoints Jerry W. Bowman and Mary M. McCulley and each of them as attorney and proxy of the undersigned, each with the full power of substitution, to represent the undersigned and to vote all of the shares of Class B Common Stock of Pameco Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 30, 1999, at 10:00 a.m., local time, at the Four Seasons Hotel, 75 14th Street, Atlanta, Georgia 30309, and any adjournments thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

  The Board of Directors Recommends a Vote FOR the Proposals Listed Below.

  1.To elect Directors by Holders of Class B Common Stock
    [_] FOR all nominees listed below        [_] WITHHOLD AUTHORITY to vote for
        (except as marked to the contrary).      all nominees listed below.

          James R. Balkcom, Jr.     Willem F. P. deVogel      Earl Dolive

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

   ---------------------------------------------------------------------------

  2.To ratify the Company's 1999 Stock Award Plan:
    [_]  FOR [_]  AGAINST[_]  ABSTAIN

  3.To approve the Chairman Compensation Plan:
    [_]  FOR [_]  AGAINST[_]  ABSTAIN
                                                     (continued on reverse side)






  Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

                                           Date _________________________, 1999
                                                 (Be sure to date Proxy)
                                           ------------------------------------
                                            Signature and title, if applicable
                                           ------------------------------------
                                                Signature if held jointly

                                           When signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If
                                           a corporation, please sign the full
                                           corporate name by the president or
                                           other authorized officer. If a
                                           partnership, please sign in the
                                           partnership name by an authorized
                                           person.

                                           PLEASE MARK, SIGN, DATE AND RETURN
                                           THIS PROXY CARD PROMPTLY USING THE
                                           ENCLOSED PRE-PAID ENVELOPE.